                                                                  Exhibit 10.19


Executed in 3                                               Dated April 11, 1996
Counterparts

                        Agreement for Sale of Real Estate

            LEE N. BLATT, 10 Industry Drive, Lancaster, PA 17603, hereinafter called "SELLER", agrees to sell and convey to HERLEY INDUSTRIES, INC., hereinafter called "BUYER", and BUYER agrees to purchase, on the terms hereafter stated, the following real estate to Lancaster County, Pennsylvania (hereafter called the "premises"):

            20.4 acres, more or less, located along Running Pump Road, East Hempfield Township.

      Recorded title source: Record (Deed) Book _____, Vol. 4932, Page 255

      PRICE

      1. The price shall be Nine Hundred Forty Thousand Dollars ($940,000,000), payable in funds acceptable to SELLER, as follows:

      (a) "Down payment" consisting of --

       X    Cash                                                                                $ 94,000.0
      ---                                                                                       ----------
      ---   Non-interest-bearing non-negotiable note payable at settlement      $
                                                                                 ----------
            or on BUYER'S default
            ---furnished herewith to, and receipt of which is acknowledged by,
      ---   SELLER -- ____ Seller's listing broker or other escrow agent named
            in Escrow Agent's Agreement at end hereof.                                         $
                                                                                               ----------
      ( )

      (X) Balance at settlement                                                                $846,000.0
                                                                                               ----------

                                                      Total                                    $940,000.0
                                                                                               ==========

      Financing Contingency

      2.    This Agreement, and BUYER'S obligation to make settlement--

      (a)  X   Are NOT CONTINGENT upon BUYER'S obtaining financing of any kind or receiving settlement for any other real estate.

      (b) ___ ARE CONTINGENT upon BUYER'S procuring by ________ a commitment for _______ mortgage financing for at least $ ________________, with interest not exceeding ________% per annum, amortized over at least _______ years, with total monthly payments of principal and interest (but not including taxes or insurance) not exceeding $ _______. BUYER will seek the above mortgage financing--______ without aid of a broker--______ through the broker, and on the terms stated in Brokers' Financing Assistance Agreement at end hereof.
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      Condensed Special Provisions

      3. The following condensed special terms printed on this page for convenience, are amplified or restricted by, and are to be construed with, the more detailed general provisions on subsequent pages in Paragraphs indicated in left margin below:

Read w/paragraph

4(a) (a)   Settlement date: March 31, 1998

8(a) (b) State & local realty transfer tax to be paid equally by buyer and Seller.

8(a) (c)   Real Estate taxes to be apportioned on a fiscal year basis.

6(b) (d)   Seller's Insurance: $ _________ __ Standard fire -- _____
           Extended Coverage -- _____ Homeowner's -- ________ -- _______
           Vandalism -- _______ Malicious Mischief -- ____ $____________ Flood

5(b)  (e)  Special fixture inclusions: None

5(b)  (f)  Special fixture exclusions: None

7(a)  (g)  Zoning is Light Industrial.

12    (h)  Deadline for complete signing: ________, 1996

4(b)  (I)  Possession to be given subject to the following existing tenancies:
           None

      SETTLEMENT, TENDER & POSSESSION

      4. (a) Settlement shall be made on or before the date stated in Par. 3(a) at such attorney's or title company's office in Lancaster County, Pa, as BUYER may designate (unless some later time or other place shall hereafter be mutually agreed upon). Formal tender of deed and purchase money are waived.

        (b) Possession shall be given by SELLER to BUYER at settlement, subject to any existing tenancies listed in Par. 3(I).

      TITLE

      5. (a) SELLER shall convey to BUYER, by special (or "fiduciary", if applicable) warranty deed, good and marketable for simple title to the premises or title insurable at regular rates by title insurance company of BUYER'S choice, free of all liens and encumbrances not expected herein, but SUBJECT TO existing zoning and land subdivision ordinances and other governmental regulations, wall rights, building or use restrictions, encroachments on public highways, encroachments of cornices, trim or spouting over property boundaries, easements within utility reserve strips or in developments or within legal limits of highways, easements for utility for utility services to these premises and other easements which reasonable physical examination would disclose.
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      INCLUSIONS IN SALE

            (b) This sale (and the above-stated price) -- except for any exclusions stated in Par. 3(f) -- INCLUDES all--

                  (I) Buildings, improvements, rights, privileges, appurtenances and damages due or to become due from exercise of any power of eminent domain either prior to the date hereof or prior to settlement;

                  (II) Gas, electric, heating, plumbing, lighting, water, water softening and central air conditioning -fixtures and systems, cook stoves, built-in ovens, laundry tubs, roller and venetian blinds, curtain and drapery rods and hardware, radiator covers, cabinets, radio and television aerials, masts and rotor equipment, storm doors and windows, screen doors and fitted window screens, awnings, and any articles permanently affixed to the property.

                  (III) Trees and shrubbery, and flowers or plants in ground -- -- now on or pertaining to the premises;

                  (IV) Heating and cooking fuel (including fireplace wood) on the premises at time of settlement or earlier delivery of possession; and

                  (V)   Any special inclusions listed in Par. 3(e).

SELLER warrants title, free of liens or security agreements, to the foregoing personal property or "fixture" items, which warranty shall not be extinguished by settlement.

      RISK & INSURANCE

      6. (a) At settlement, the premises and all appurtenant property (except fuel) mentioned in Par. 5(b) shall be in substantially the same condition as at present, except for (I) ordinary reasonable wear and tear, (II) damage of any kind for which full or partial recovery may be had under the SELLER'S or BUYER'S insurance, (III) damage which occurs after possession has been given to BUYER, or (IV) any taking by eminent domain.

         (b) Neither damage by any casualty insured against by BUYER or SELLER nor any taking by eminent domain shall avoid, impair or delay BUYER'S obligation to make settlement hereunder unless BUYER'S financing provided for in Par. 2(b) shall become unobtainable because thereof; but in partial mitigation of this risk to BUYER, SELLER agrees to continue in force his present insurance of amounts and type stated in Par. 3(d) until delivery of deed or possession to BUYER (whichever shall first occur), and in case of loss will credit on account of the purchase price at settlement any insurance collected or collectible (--either by Seller or any mortgagee or other loss-payee--) therefore BUYER accepts notice that if he considers SELLER'S insurance inadequate in amount or type, or it he takes possession before settlement, he should, at his own expense, procure such additional amounts, types and/or/policy/ies of insurance as he may deem prudent to protect his risk.

      SELLER'S REPRESENTATIONS

      7.    SELLER represents to BUYER that --

            (a)   Zoning is as stated in Par. 3(g); and that,

      EXCEPT as may be noted to the contrary at the end of this paragraph --
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            (b) There are no pending unsettled eminent domain proceedings and no appropriations by filing of State Highway plans in the Recorder's Office affecting the premises, of which the SELLER has knowledge;

            (c) No part of the premises, except within utility reserve strips in developments or within legal limits of highways, is, or at settlement will be, subject to any currently-used or enforceable easement for any underground electric or telephone cable or sever, gas or water pipe serving other than these premises, any petroleum products pipeline or public storm sewer, or any other easement which is not apparent upon reasonable physical inspection;

            (d) No present use or condition of the premises violates any enforceable building or use restriction in the chain of title; and

            (e) No assessment for any public improvement has been made against the premises which remains unpaid and no work has been commenced on any public improvement being financed on an assessment basis on, adjacent to or benefiting the premises, of which SELLER has knowledge, and no notice or order has been received by SELLER or his agent from any governmental authority requiring the doing of work or correction of conditions on the premises which has not been complied with, or with respect to which agreement is not made in a subsequent Paragraph hereof as to time, cost and/or burden (as between SELLER and BUYER) of compliance, or as to non-compliance, appeal procedures, etc.

      EXCEPTIONS TO REPRESENTATIONS (IF ANY)

      APPORTIONMENTS, ASSESSMENTS, GOVT. ORDERS

      8. (a) Sewer and water rents shall be apportioned to date of settlement or prior delivery of possession. Any rentals of tenants to whose possession BUYER is taking subject shall be apportioned to date of settlement, at which time all written leases shall be assigned and delivered to BUYER. Realty transfer taxes annual real estate taxes shall be paid or apportioned as stated in Pars. 3(b) and (c).

         (b) Legally-adequate description, acknowledgments to deed, and preparing, obtaining and/or recording releases, other documents, or surveys reasonably required by BUYER'S attorney or title insurer to make SELLER'S title good and marketable or insurable at regular rates, shall be provided and/or paid for by SELLER.

         (c) Preparation of deed (and mortgage and bill of sale for personal property, if any), examination of title insurance at regular rates, title company service or settlement fees (whether purported to be billed against BUYER or SELLER), and any surveys desired by BUYER (but not necessary for furnishing legally-adequate description) shall be paid by BUYER. Any escrow fees shall be paid by the party for whose account the escrow is required.

         (d) BUYER will be responsible for assessments for public improvements commenced, and for connection fees and installation charges for any municipally-required sewer or water connections to or on the premises made, after the date of this agreement. Work or correction of conditions required by any governmental authorities by orders issued after the date of this agreement shall be performed by, and at the cost of, SELLER if of minor and/or temporary nature; but if of substantial nature, and of longer-term benefit to the premises continuing after settlement date, SELLER and BUYER shall negotiate concerning compliance or appeal proceedings and by whom, when (--within times permitted by the governmental orders or appeal procedures--) and at whose cost, required work
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shall be performed. If SELLER does not fully comply with such orders, and the parties fail to agree on these matters to be negotiated, prior to settlement date, either party, by at least 14 days' written notice to the other, may rescind this agreement, and in such case BUYER shall be entitled to return of his down payment upon his surrendering to SELLER for cancellation of his copy/ies of this agreement -- after which all further obligation of this agreement on both parties shall terminate.

      RESCISSION, DEFAULTS: MAKING TIME OF ESSENCE

     9. (a) If Par. 2(b) is marked as applicable, BUYER shall promptly apply for and use his best efforts to obtain the mortgage commitment therein provided for, and promptly notify SELLER when it has been obtained. If BUYER fails to obtain this commitment by the date specified in Par. 2(b), or if any other contingency specified in Par. 2 is not fulfilled, either party may rescind this agreement by written notice to the other, and in such case the down payment in Par. 1(a) shall be returned to BUYER upon his surrendering to SELLER for cancellation his copy/ies hereof.

         (b) If either party shall default in performing any act herein required of him by the date(s) specified therefor, the other party, by written notice to him at or after such default, may fix a deferred time, not less than 14 days distant, for performance of the defaulted act, and may make performance by such deferred date "of the essence of the contract".

         (c) If BUYER shall fail to make any payment due under Par. 1 by any time which has been made of the essence of the contract under Par. 9(b), his entire down payment and any subsequent payments hereunder (whether required or not) may be retained (and any note/s included therein may be collected) by SELLER, and shall be applied by SELLER either on account of the purchase price or as liquidated damages for the breach, as SELLER may elect; and if applied as liquidated damages, SELLER shall be released from all further liability to convey to BUYER.

         (d) If SELLER is unable to give title as provided in Par. 5(a), BUYER may elect either (I) to take such title as SELLER on can give, or (II) to require SELLER to return to BUYER all payments including any note/s theretofore made to SELLER on account of the purchase price, and to reimburse BUYER for all costs of searching title, appraisals, inspections, and preparation of deed, mortgage and other settlement papers which BUYER reasonably may have incurred, upon which return and payment all further obligation of this agreement on both parties shall terminate.

         (e) If BUYER shall acquire possession of the premises before payment of the entire purchase price and shall default in completing payment at any time made "of the essence" under Par. 9(b) or other wise, or if SELLER shall have received the entire purchase price and shall have failed to deliver possession to BUYER, the Prothonotary or any attorney of any court is hereby authorized, to the extent and under the conditions, if any , then permitted or prescribed by law, to appear for and confess judgment in ejectment against the defaulting party and in favor of the party who is not in default, for the premises, and to direct the issuing of a writ of possession, with accompanying money execution for costs.

         RECORDING

         10.      This agreement may be recorded only if acknowledged by SELLER.

         NOTICE

         11. Mailing of any notice provided for herein to a party at his above-stated address shall be
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as effectual as personal service thereof.

         12. If this agreement is not signed by both SELLER and BUYER at the same time, it shall constitute merely an offer by the first-signing party which shall be subject to acceptance by the other party (--by his signature and procuring actual delivery of a fully-executed counterpart to the first-signing party--) only on the date stated in par 3(h), unless this time is extended by the first-signing party. If not so accepted, all tendered copies of this agreement, and any tendered down payment, shall be immediately returned to the first-signing party.


IN WITNESS WHEREOF the parties, intending to be legally bound, have executed this agreement on the date above stated.


SELLER:                                         BUYER:


                                                HERLEY INDUSTRIES INC.


_____________________________ (SEAL)            By:______________________ (SEAL)
                                                      Myron Levy, President
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COMMONWEALTH OF PENNSYLVANIA        :

                                    :   SS:

COUNTY OF LANCASTER                 :

      On this 11 day of April, 1996, before me, the undersigned officer, personally appeared LEE N. Blatt, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                          _____________________________________
                                          Notary Public






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